Value Investing In Small Companies For Over 20 Years

                                       THE
                                      ROYCE
                                      FUNDS


                            Pennsylvania Mutual Fund

                                     PMF II

                             Royce GiftShares Fund





                                                        1997 Semi-Annual Report

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------

FOR OVER TWENTY YEARS, ROYCE & ASSOCIATES HAS FOCUSED EXCLUSIVELY ON SMALL AND MICRO-CAP INVESTING. WHILE WE OFFER A VARIETY OF FUNDS, WE REMAIN COMMITTED TO A RISK-AVERSE INVESTMENT STYLE. SINCE 1990, THE FIRM HAS DEVOTED ITS ENERGIES TO TWO PORTFOLIO STRATEGIES.


^ TWO CORE PORTFOLIO STRATEGIES

     CONCENTRATED SMALL-CAP                      MICRO-CAP

     ROYCE PREMIER                               ROYCE MICRO-CAP
     Small-Cap Orientation                       Micro-Cap Orientation
     Concentrated Portfolio                      Broadly Diversified Portfolio


     Portfolios revolve around two main criteria: CAPITALIZATION (small or micro-cap) and CONCENTRATION. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, WE BELIEVE THAT THIS GREATER LEVEL OF EFFICIENCY REQUIRES GREATER PORTFOLIO CONCENTRATION. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 7,000 companies), yet greater trading difficulties; therefore, WE BELIEVE THAT BROAD DIVERSIFICATION IS REQUIRED GIVEN THE LIQUIDITY CONSTRAINTS OF THIS SECTOR.


^ OPPORTUNISTIC THEMES



     ROYCE TOTAL RETURN                             ROYCE LOW-PRICED
     Dividend-Paying Securities                     Stocks Below $15


     We have identified two other attributes for delivering strong risk-adjusted returns -- one has low-risk characteristics (dividends) and the other (low-priced stocks) has the potential for high returns. When these attributes are found in stocks we selected for our core portfolios, we designate them for our specific theme funds. Performance and volatility may be substantially different for each of these portfolios.


^ COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH


     PENNSYLVANIA MUTUAL             PMF II            ROYCE GIFTSHARES

                     Combine Small and Micro-Cap Companies


     The combined portfolios encompass approximately EQUAL WEIGHTINGS of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

SEMI-ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND'S EARLY 1996 PORTFOLIO
STRUCTURING HAS RESULTED IN BETTER SIX-MONTH AND
ONE-YEAR PERFORMANCE VERSUS THE RUSSELL 2000 INDEX
OF SMALL-CAP COMPANIES                                        8

PMF II NOW HAS $19 MILLION IN NET ASSETS AND SOLID
SIX-MONTH AND SINCE INCEPTION RESULTS.                        10

ROYCE GIFTSHARES FUND, A GIFTING AND ESTATE PLANNING
PORTFOLIO OF SMALL AND MICRO-CAP COMPANIES, HAS PROVIDED
AN AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION OF 25.6%.      12

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS.            16-24

POSTSCRIPT: ALL THAT JAZZ.                                    INSIDE BACK COVER


FOR OVER TWENTY YEARS, OUR RISK-AVERSE APPROACH HAS FOCUSED ON EVALUATING A COMPANY'S "PRIVATE WORTH" -- WHAT WE BELIEVE AN ENTERPRISE WOULD SELL FOR IN A PRIVATE TRANSACTION BETWEEN RATIONAL PARTIES. THIS REQUIRES A THOROUGH UNDERSTANDING OF THE FINANCIAL AND OPERATING DYNAMICS OF A BUSINESS, AS THOUGH WE WERE PURCHASING THE ENTIRE COMPANY. THE PRICE WE WILL PAY FOR A SECURITY MUST BE SIGNIFICANTLY LOWER THAN OUR APPRAISAL OF ITS PRIVATE WORTH.


--------------------------------------------------------------------------------
PERFORMANCE RESULTS
                                        YEAR-TO-DATE                     SINCE
FUND (INCEPTION)                           RETURN          1-YEAR     INCEPTION
----------------                        ---------------------------------------
Pennsylvania Mutual Fund (6/30/73)          13.1%          20.7%         16.4%
--------------------------------------------------------------------------------
PMF II (11/20/96)                           10.5%          N/A           16.2%*
--------------------------------------------------------------------------------
Royce GiftShares Fund (12/27/95)            12.2%          22.7%         25.6%
--------------------------------------------------------------------------------
                                                                 *Not Annualized

[Photo of Charles M. Royce, President]
Charles M. Royce, President


[BEGIN SIDEBAR]
The small-cap world has evolved dramatically during the last ten to fifteen years, especially in terms of capitalization. When we began managing money in the early '70's, small-cap was a much less efficient sector; but today, all that has changed. The small-cap market now behaves more like the large-cap market.

Small and micro-cap are distinct markets, which require distinct strategies.

The idea of two distinct markets inside small-cap is one that we believe will be the party line in another half dozen years.
[END SIDEBAR]


[Drawing of man speaking with child]
Drawing by Weber; Copy Rights 1997
The New Yorker Magazine, Inc.



LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


[cartoon of little girl asking father, "How come Jasper's mutual fund is up twelve per cent and mine's up only eight?"]
Drawing by Weber; Copyright 1997
The New Yorker Magazine, Inc.


BIGGER WAS BETTER . . .

              In light of 1997's results to date, investors in small-cap funds are probably asking similar questions to that posed in the cartoon. Performance in the first six months resembled that of the last half of 1996. Investors' preference for easy-to-trade securities enabled larger, more well-known stocks to perform better, even within the small-cap universe.

              After a sluggish start, small-cap securities came roaring back in the second quarter, posting their best results since 1991. They, however, still trailed their large company counterparts, which provided impressive second quarter results to go along with their solid early 1997 returns. For the first six months, the Russell 2000 Index of small company stocks was up 10.2% versus a gain of 20.6% for the large-cap oriented S&P 500 Index. The disparity between large and small-cap is even more dramatic for the one-year period ended June 30, 1997: 34.7% for the S&P 500 versus 16.3% for the Russell 2000. In fact, this is the widest margin of outperformance by the S&P 500 since the Russell 2000's inception in 1979. COINCIDENTALLY, THE PREVIOUS TWO PERIODS OF SUBSTANTIAL SMALL-CAP, ONE-YEAR UNDERPERFORMANCE (APRIL '87 AND MAY '90) OCCURRED JUST PRIOR TO THE LAST TWO GENERAL MARKET DECLINES. Although periods of large-cap dominance are not unusual, the magnitude of the current outperformance is almost unprecedented. Over the last three and one-half calendar years, the S&P 500 has provided a 23.1% average annual total return versus 14.8% for the Russell 2000.

              While not matching the S&P 500, recent small-cap returns, as measured by the Russell 2000, are excellent in both the absolute and the historical contexts. It is hard to imagine how anyone who invested in a sector that produced average annual total returns for the one, five, ten and fifteen-year periods of 16.3%, 17.9%, 11.1% and 15.1%, respectively, would be disappointed. It is only through the lens of relative performance that one can find fault.


2  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

 ...AND SO WAS VALUE

              Over the last twelve months, small-cap investors experienced greater volatility than in recent years. Increased volatility tends to benefit value investing, as evidenced by year-to-date and one-year performance results. Despite strong returns in May for growth stocks within the Russell 2000, sparked by a decline in interest rates in mid-April, value stocks within the small-cap index retained the performance edge that began in the second half of 1996. Through the first six months of 1997, the Russell 2000 Value Index was up 14.8% versus a gain of 5.2% for the Russell 2000 Growth Index. This performance disparity is even more evident when reviewing the last twelve months. We believe that the higher level of volatility will continue within the small-cap sector. This favors our value approach, which takes advantage of price fluctuations.

              WE ARE PLEASED TO REPORT SOLID ABSOLUTE AND RELATIVE SIX AND TWELVE-MONTH RESULTS. FOR A COMPLETE DISCUSSION OF HOW WE DID, INCLUDING BOTH PERFORMANCE AND PORTFOLIO DIAGNOSTICS, PLEASE SEE PAGES 8-13.

SMALL-CAP AIN'T WHAT IT USED TO BE

              It has been documented by Ibbotson and Associates that small-cap companies have outperformed their larger counterparts by approximately 2% annually, on average, since 1926. This performance premium is known as the "small-cap effect." While this is not an every year occurrence and 2% per annum may not seem like much, the results are eye-popping when one compounds this differential over the last 70 years! Even though this performance rule of thumb is generally accepted, we believe that it can be misleading. The index utilized to calculate the small-cap effect includes only the "smallest" of small-cap companies, those in the 9th and 10th deciles of market capitalization. Today, this roughly equates to companies under $300 million in market capitalization. In contrast, the world has generally redefined small-cap to include companies under $1 billion. WHAT HAS BEEN LABELED A SMALL-CAP EFFECT SHOULD IN FACT NOW BE VIEWED AS A MICRO-CAP PHENOMENON. This has important implications for all investors.

              The case for two distinct markets--small and micro-cap--is apparent in other ways as well. The annual rebalancing of the Russell 2000 in June produced an estimated 30% increase in the index's weighted average market cap ($609 million versus $468 million at 6/30/96), and for the second year in a row, no companies with market caps below $100 million were included in the reconstituted index. Also, according to Morningstar, there are now over 500 small-cap mutual funds, totaling approximately $100 billion in assets. AS THE WORLD GETS SMALLER, SMALL-CAP STOCKS ARE GETTING BIGGER, AND MICRO-CAP STOCKS ARE GETTING MORE INTERESTING.

NO SMOKE, NO MIRRORS

              Just recently, one of our children asked a question that parents often hear, "WHAT EXACTLY DO YOU DO?" This question is posed to us frequently by shareholders and investment advisers as well, and it often leads to more questions. We thought it would be useful to employ a "Q and A" format to communicate our core beliefs, which have been developed over the last 25 years, principally by Chuck Royce.


[Drawing of man speaking with boy]
Copyright 1997 John M. Melton


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  3

[BEGIN SIDEBAR]
Within the small-cap market ($300 million to $1 billion), we utilize a concentrated approach. We focus our efforts on identifying those forty to fifty companies that we believe will give us the absolute best performance in this slightly more efficient area.

The micro-cap area (below $300 million) is really what the small-cap area was twenty years ago, in that these stocks represent the last frontier of domestic equity opportunity. We use a diversified approach because of liquidity constraints and the higher-than-usual volatility in this sector.
[END SIDEBAR]


[PULL QUOTE]
ONE OF THE MOST IMPORTANT AND UNDER APPRECIATED SOURCES OF INFORMATION IS THE ANNUAL REPORT.
[END QUOTE]


[PULL QUOTE]
 ...AN ORGANIZED AND INTENSIVE PROCESS THAT INCLUDES INTERVIEWING A COMPANY'S CUSTOMERS, COMPETITORS AND SUPPLIERS. THIS "DETECTIVE WORK" UNIVERSALLY IS NOT DONE ON WALL STREET.
[END PULL QUOTE]


              In the exchange that follows, Whitney George and Jack Fockler discuss some of these tenets. Whitney joined our firm six years ago as a "maitre d'" serving on the front line of our investment activity. Whitney's talent and steady contributions have enabled him to move to chef status as a portfolio manager in our "restaurant." Jack joined us eight years ago primarily working with clients. Jack's and Whitney's responsibilities have expanded into a central role; both are now managing directors. We hope this helps you become more familiar with our investment philosophy.

WHAT DO YOU LOOK FOR IN A COMPANY? Essentially, we are interested in three things--strong balance sheets, strong evidence of success and strong prospects. Small and micro-cap entities can be very fragile; and, as a result, we look for companies that can survive during times that are difficult for their products or their particular industry as a whole. We maintain primary focus on internal returns: namely, return on assets and return on invested capital. Both measures provide a deeper insight into a company's health. In essence, we seek growing businesses that produce free cash flow.

IS A COMPANY'S ANNUAL REPORT WORTH READING? One of the most important and under appreciated sources of information is the annual report. We are enthusiastic and diligent readers of annual reports and not just for the numbers. We look for the obvious and the not-so-obvious signals that a CEO or Chairman is sending in the various discussions. We look at what is being said and not said, and compare what we find to previous years' reports. Dog-eared annual reports are our standard.

DO YOU CONSIDER THE QUANTITATIVE OR QUALITATIVE ASPECTS OF YOUR RESEARCH TO BE THE MOST IMPORTANT? While quantitative research remains the cornerstone of our process, it is the qualitative aspects that take on an increasingly important role. Information is readily available to everyone, so being the fastest reader or collector of documents no longer affords the advantage it once did. The non-quantitative effort is where we add value, and it is also the most fun.

WHAT DO YOU WANT TO ACCOMPLISH WHEN YOU MEET WITH COMPANY MANAGEMENT TEAMS? We listen carefully to their plans, aspirations and dreams for the business. The research process begins as we assess their credibility and that of their plans. As careful investors, we must be able to trust management.

HOW DO YOU CONFIRM THEIR ASPIRATIONS AND DREAMS? Management meetings are just a starting point. It's very important to be able to validate what we have been told. We



4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 do this through an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

ARE THERE CERTAIN STANDARDS THAT YOU LOOK FOR WHEN YOU TALK TO MANAGEMENT? Honesty is paramount, both in actions and thought processes. We try to understand motivations and make certain management's intentions are consistent with ours. We look for confirmation of integrity in all corporate actions. We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.

HOW DO YOU FIND NEW IDEAS FOR THE PORTFOLIOS? We are open-minded and non-discriminating about how new ideas find their way into the firm. We think of ourselves as "shop-a-holics" when it comes to finding a new name, and we are prepared to talk to anyone or look anywhere to learn about an idea. This means shopping at Wall Street "supermarkets," regional firms and research boutiques. We even go to "garage sales" where there is no analytical coverage. But, at the end of the day, we are exceptionally discriminating about our purchases.

DO YOU INVEST IN INITIAL PUBLIC OFFERINGS (IPOS)? We do significant analyses of IPOs, although this does not necessarily mean that we are significant investors. While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.

DO YOU INVEST IN TECHNOLOGY STOCKS? While we believe the technology sector is a vibrant and important part of our economy, we view the investment opportunity somewhat differently. Most of the attention in this sector is on cutting-edge companies. While this is an exciting and potentially rewarding area, it is also very difficult. These companies tend to be consumers, not producers, of cash, and it's hard for us to feel comfortable that the financial characteristics we are looking for will be in place five years from now. Our preferred type of technology investment, while not on the front line, is able to deliver comparable growth without the inherent risk. Electronics distributors are a good example of a low-risk way to participate in what has historically been a high-risk sector.

HOW DIFFICULT IS IT TO KEEP TRACK OF NAMES IN THE PORTFOLIOS? It is not as big a project as one might think. The business world does not change as rapidly as the stock market. While a company's stock price may change daily, earnings are only reported quarterly, and the balance sheet evolves even more slowly. We combine a running evaluation of these slower developments with a very disciplined and rigorous tracking process that continually focuses on the relationship of "private worth" to market price.

[BEGIN PULL QUOTE]
WE SPEND CONSIDERABLE TIME REVIEWING PROXIES FOR CONFLICTS AND GOVERNANCE ISSUES THAT OTHERS OFTEN GLOSS OVER.
[END PULL QUOTE]


[BEGIN PULL QUOTE]
WHILE IPOS REPRESENT A WONDERFUL SOURCE OF NEW IDEAS, OUR INTEREST IN THEM TENDS TO BE SIX TO EIGHTEEN MONTHS FOLLOWING THE INITIAL OFFERING, WHEN THE PRICES ARE MORE TO OUR LIKING.
[END PULL QUOTE]

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  5

[BEGIN SIDEBAR]
Value works because markets are cyclical. We think of ourselves as risk managers. It is not a fruitful idea to focus only on risk.

We're committed to the idea of finding stocks that we believe can double in value over approximately a four-year time frame while keeping risk levels relatively low.
[END SIDEBAR]


HOW DO ROYCE ANALYSTS INTERACT WITH THE PORTFOLIO MANAGERS? We sit together in an open environment that encourages constant dialogue; there are no offices in which to hide. Our analysts generally work together in teams; multiple eyes reduce nearsightedness. They are not industry specialists, but generalists. This is in contrast to most firms, which organize their research effort around specific industries and designate analysts to cover narrow niches. The problem with industry analysts is that they tend to fall in love with their sectors.

              We want our analysts to be able to recognize good companies, regardless of sector. We require written records of our thought processes; this minimizes the human tendency to reinvent a story as circumstances change.

HOW IMPORTANT IS TRADING EXECUTION? Execution is critical to successful small-cap investing because costs are higher than in the large-cap market. Indeed, spreads of 5% or more between a stock's bid and ask price are not uncommon. Daily trading volume is often low, demanding significant patience on the part of the trader/buyer. Many a good large-cap manager who ventures into the small and micro-cap universes becomes immediately frustrated by the trading nuances of the sector. We work hard at this part of our business and believe that our 20+ years of experience give us an edge.

HOW DO YOU WEIGH YOUR OWN EVALUATIONS VERSUS THOSE OF OUTSIDE ANALYSTS? It's only through doing your own work that you're able to develop confidence and conviction. Much of Wall Street's research is directed toward those companies that provide opportunities for making money through trading or investment banking. While we use outside research, it is for general context purposes only.

WHAT HAPPENS WHEN A STOCK THAT YOU LIKE GOES DOWN IN PRICE? This gives us a reason to go back and review the work to gain an understanding as to why the stock has declined. If we find we have missed something, then we re-evaluate how bad the situation is and how much is already reflected in the price. Hopefully, the outcome is higher conviction coinciding with a more attractive purchase price. We are not afraid to average down (buy more shares at lower prices) when our conviction level is in place.

HOW DOES ONE AVOID UNDERPERFORMANCE? It's not clear that one can avoid underperformance in the short-run because the greatest opportunities come when conditions are at their worst. We try to address this by being realistic in terms of our holding period, which is generally four years on average, and by


[BEGIN PULL QUOTE]
IT'S ONLY THROUGH DOING YOUR OWN WORK THAT YOU'RE ABLE TO DEVELOP CONFIDENCE AND CONVICTION.
[END PULL QUOTE]


[BEGIN PULL QUOTE]
OUR ANALYSTS GENERALLY WORK TOGETHER IN TEAMS; MULTIPLE EYES REDUCE NEARSIGHTEDNESS.
[END PULL QUOTE]


6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 recognizing that this year's poor performer may be the stock that everyone wants to own several years later. Stock selection and performance are not related in the short-term.

WHAT SHOULD BE EXPECTED FROM AN INVESTMENT MANAGER? Investors should look for a return that is reasonable and an approach that stresses absolute, not relative, performance goals. Although relative performance comparisons are useful, they should not drive the evaluation process; you cannot eat from the table of relative performance. We also think managers should communicate openly, sharing their successes, failures and expectations with their investors.


[drawing--sun over road]
Copyright 1997 John M. Melton

THE ROAD AHEAD

              While the last two and one-half calendar years have produced only one down quarter for small-cap stocks, there is plenty of evidence to suggest the road ahead will be different. Since May '96 volatility has been higher in the small and micro-cap sectors, usually a prelude to lower returns. We believe that active management and a value orientation are especially appropriate in this more volatile environment. Although large-cap stocks have been market leaders for over three years, we do not believe that this is a permanent condition. The market's preference for large and liquid securities will run its course as it has before.

              Although absolute returns for the market are likely to diminish following this extraordinary return period, we remain excited about near and long-term prospects for our risk-averse style of investing. Your continued confidence is appreciated.

[photo of Jack Fockler, Whitney George, Chuck Royce]
Jack Fockler, Whitney George, Chuck Royce

Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George       /s/ Jack E. Fockler, Jr.

Charles M. Royce          W. Whitney George           Jack E. Fockler, Jr.
   President                 Vice President                Vice President


July 25, 1997

--------------------------------------------------------------------------------
We want to pay tribute to our friend and colleague, Tom Ebright, who passed away on July 14, 1997. For over sixteen years, Tom was a substantial contributor and valued partner of our firm. He is survived by his wife, Joyce, his two daughters, Jennifer and Ellen, and many shareholders and friends who knew and loved Tom.
--------------------------------------------------------------------------------


                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  7

PENNSYLVANIA MUTUAL FUND
-------------------------------------------------------------------------------

[BEGIN SIDEBAR]
WHAT WE DO PENNSYLVANIA MUTUAL FUND ("PMF"), our flagship fund, seeks long-term capital appreciation by investing in a blended portfolio that combines approximately equal weightings of small and micro-cap securities.

HOW WE DID PENNSYLVANIA MUTUAL FUND combined a solid first quarter start with a strong second quarter showing to conclude the first six months of 1997 up 13.1%. This compares favorably to the Russell 2000 index of small-cap companies, which was up 10.2% for the same period. Since PMF's portfolio restructuring in early 1996, the Fund has enjoyed a performance advantage over the small-cap index. For the year ended June 30, PMF was up 20.7% vs. 16.3% for the Russell 2000. Average annual total return for the 24 years that we have managed the Fund was 16.4%.

     Pennsylvania Mutual Fund now has $612 million in assets, attributable, in part, to its recent merger with Royce Value Fund, a fund with a similar investment objective. While the merger of the two funds will not have an impact on the investment policies of the Fund, it will result in lower operating expense ratios. The Pennsylvania Mutual Fund style of investing remains the flagship approach of The Royce Funds.

     Since the small-cap sector has always been more volatile, we believe that paying attention to risk is critical to delivering above-average, long-term returns. Risk is typically evaluated in terms of uncertainty, by measuring fund volatility through standard deviation and beta, and also in terms of possibility of loss, by measuring actual down market performance. Pennsylvania Mutual Fund's risk-averse orientation has resulted in low risk rankings and superior down market performance versus the Russell 2000 and its small-cap peers.
[END SIDEBAR]

TOTAL RETURNS*
THROUGH 6/30/97
======================================
1997 (through 6/30)              13.1%
1-Year                           20.7%
5-Year Average Annual            13.2%
10-Year Average Annual           11.2%
15-Year Average Annual           16.4%
20-Year Average Annual           16.4%
--------------------------------------

DOWN MARKET PERFORMANCE COMPARISON*
(ALL DOWN PERIODS OF 5% OR GREATER)
IN PERCENTAGES (%)

[typeset representation of bar chart]

PMF            -23.2          -20.9          -2.6        -7.6       -6.5        -2.5
Russell 2000   -39.2          -34.3          -12.6       -13.3      -15.6       -9.2

                8/25/87-       10/9/89-      2/12/92-    3/18/94-   5/22/96-    1/22/97-
               10/28/87       10/30/90        7/8/92     12/9/94    7/24/96     4/25/97

PENNSYLVANIA MUTUAL'S RISK-AVERSE INVESTMENT ORIENTATION HAS RESULTED IN STRONG RELATIVE RETURNS IN DOWN MARKETS.

[end bar chart]

RISK/RETURN COMPARISON*
FIFTEEN-YEAR PERIOD ENDED 6/30/97

                  Average Annual       Standard
                   Total Return        Deviation       RUR
==========================================================
PMF                    16.4%              12.1        1.36
----------------------------------------------------------
Russell 2000           15.1%              18.0        0.84
----------------------------------------------------------

PENNSYLVANIA MUTUAL*
VERSUS RUSSELL 2000
VALUE OF $10,000 INVESTED ON 6/30/82[dag]

[typeset representation of line chart]

               PMF            Russell 2000
1982           10,000         10,000
1985           23,791         19,735
1988           36,261         26,833
1991           46,443         31,558
1994           63,044         47,529
1997*          98,006         82,255

[end line chart]

[dag] Current year returns through June 30.
      Includes reinvestment of distributions.

[BEGIN PULL QUOTE]
Over the last fifteen years, PENNSYLVANIA MUTUAL FUND HAS OUTPERFORMED THE RUSSELL 2000 on BOTH an absolute and a risk-adjusted basis.
[END PULL QUOTE]

*All performance and risk information presented herein is for PMF's Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense of approximately 0.67% of its net assets, after waivers, which is not borne by the Investment Class.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
-------------------------------------------------------------------------------

MARKET CAP EXPOSURE
% OF PORTFOLIO
IN MILLIONS
===================================
[Greater than symbol] $1,000     8
-----------------------------------
                 $500-$1,000    24
-----------------------------------
                   $300-$500    22
-----------------------------------
   [Less than symbol]   $300    46
-----------------------------------


TOP TEN POSITIONS
% OF NET ASSETS
======================================
1.  Stanhome                       1.4
--------------------------------------
2.  Wesco Financial                1.3
--------------------------------------
3.  Marshall Industries            1.2
--------------------------------------
4.  Arthur J. Gallagher & Co.      1.2
--------------------------------------
5.  Lilly Industries Cl. A         1.1
--------------------------------------
6.  Florida Rock Industries        1.1
--------------------------------------
7.  Trenwick Group                 1.1
--------------------------------------
8.  Velcro Industries              1.1
--------------------------------------
9.  Air Express International      1.1
--------------------------------------
10. CalMat                         1.1
--------------------------------------

PORTFOLIO INDUSTRY BREAKDOWN
% OF NET ASSETS
===================================
Industrial Products              24
-----------------------------------
Financial Intermediaries         16
-----------------------------------
Industrial Services              15
-----------------------------------
Consumer Products                15
-----------------------------------
Financial Services                8
-----------------------------------
Technology                        7
-----------------------------------
Retail                            5
-----------------------------------
Consumer Services                 4
-----------------------------------
Natural Resources                 4
-----------------------------------
Health                            2
-----------------------------------

*Excludes cash and cash equivalents.


PORTFOLIO
DIAGNOSTICS
===========================================================
Median Market Cap                              $374 million
-----------------------------------------------------------
Weighted Average P/E Ratio                            16.2x
-----------------------------------------------------------
Weighted Average P/B Ratio                             1.7x
-----------------------------------------------------------
Weighted Average Yield                                 1.3%
-----------------------------------------------------------
Net Assets                                     $612 million
-----------------------------------------------------------
Turnover Rate                                            7%
-----------------------------------------------------------
Symbol                              Investment Class: PENNX
                                    Consultant Class: RYPCX
-----------------------------------------------------------

The Fund's P/E and P/B ratios remained low.


GOOD IDEAS THAT WORKED
===========================================================
SECURITY                       REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------
Wesco Financial                                  $4,159,913
-----------------------------------------------------------
Air Express International                         2,528,080
-----------------------------------------------------------
Marshall Industries                               2,346,846
-----------------------------------------------------------
Florida Rock Industries                           2,074,951
-----------------------------------------------------------
Merrill Corporation                               2,024,706
-----------------------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

GOOD IDEAS AT THE TIME
===========================================================
SECURITY                       REALIZED AND UNREALIZED LOSS
-----------------------------------------------------------
Midwest Grain Products                           $1,006,603
-----------------------------------------------------------
Rush Enterprises                                    939,525
-----------------------------------------------------------
Guy F. Atkinson Company                             705,809
-----------------------------------------------------------
Scitex Corporation                                  704,289
-----------------------------------------------------------
Lifetime Hoan Corporation                           584,372
-----------------------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.

                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   |  9

PMF II
-------------------------------------------------------------------------------

[BEGIN SIDEBAR]
WHAT WE DO PMF II, like its older sibling Pennsylvania Mutual Fund, seeks long-term capital appreciation by investing in a blend of small and micro-cap stocks. In both funds, we employ a risk-averse, value approach that emphasizes solid balance sheets and high internal rates of return.

HOW WE DID After more than holding its own in the difficult first quarter, PMF II enjoyed a strong second quarter to finish the first half up 10.5%. This compares favorably to a 10.2% total return for the Russell 2000 index of small-cap companies for the same time period. Since the Fund was launched on November 20, 1996, it has exceeded the Russell 2000 in total return performance (16.2% vs. 15.2%). PMF II now has approximately $20 million in net assets.

     Although the Fund's newness prevents the calculation of any risk statistics, a low risk profile is nevertheless a goal of the Fund. In the small-cap sector, which has historically generated higher volatility, we believe that paying attention to risk is critical to delivering above-average long-term returns. This risk-averse orientation, which is embedded in Pennsylvania Mutual Fund's roots, is also a part of PMF II's philosophy.
[END SIDEBAR]

TOTAL RETURNS
THROUGH 6/30/97

=====================================
1997 (through 6/30)             10.5%
-------------------------------------
Since Inception (11/20/96)      16.2%
-------------------------------------

TOP TEN POSITIONS
% OF NET ASSETS

=======================================
1.  Sevenson Environmental
    Services                        3.0
---------------------------------------
2.  Stanhome                        3.0
---------------------------------------
3.  Trenwick Group                  2.7
---------------------------------------
4.  Standard Commercial             2.6
---------------------------------------
5.  Arnold Industries               2.6
---------------------------------------
6.  National Computer
    Systems                         2.4
---------------------------------------
7.  Stone & Webster                 2.1
---------------------------------------
8.  Zenith National Insurance       2.1
---------------------------------------
9.  Oshkosh B'Gosh                  2.1
---------------------------------------
10. Bassett Furniture
    Industries                      2.1
---------------------------------------

[BEGIN PULL QUOTE]
PMF II has outperformed the Russell 2000 since its inception.
[END PULL QUOTE]

PMF II VERSUS RUSSELL 2000 [LINE CHART]
VALUE OF $10,000 INVESTED ON 11/20/96*

=======================================
               PMF II      Russell 2000
11/20/96       10,000         10,000
12/31/96       10,520         10,456
2/28/97        10,580         10,406
4/30/97        10,459          9,943
6/30/97        11,619         11,523
----------------------------------------

*Current year returns through June 30.

10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

MARKET CAP EXPOSURE [BAR CHART]
% OF PORTFOLIO
IN MILLIONS

===================================
[Greater than symbol] $1,000     3%
-----------------------------------
                 $500-$1,000    21%
-----------------------------------
                   $300-$500    25%
-----------------------------------
    [Less than symbol]  $300    51%
-----------------------------------

73% of the companies owned by the Fund have market caps of $500 million or less as of 6/30/97.

PORTFOLIO INDUSTRY BREAKDOWN
% OF NET ASSETS*

===================================
Consumer Products                18
-----------------------------------
Industrial Services              16
-----------------------------------
Financial Services               13
-----------------------------------
Financial Intermediaries         13
-----------------------------------
Industrial Products              12
-----------------------------------
Retail                           11
-----------------------------------
Technology                        7
-----------------------------------
Natural Resources                 5
-----------------------------------
Consumer Services                 3
-----------------------------------
Health                            2
-----------------------------------

*Excludes cash and cash equivalents.

PORTFOLIO
DIAGNOSTICS

===========================================
Median Market Cap              $333 million
-------------------------------------------
Weighted Average P/E Ratio            16.5x
-------------------------------------------
Weighted Average P/B Ratio             1.3x
-------------------------------------------
Weighted Average Yield                 1.1%
-------------------------------------------
Net Assets                      $20 million
-------------------------------------------
Turnover Rate                           55%
-------------------------------------------
Symbol                                RYPNX
-------------------------------------------

GOOD IDEAS THAT WORKED

==================================================
SECURITY              REALIZED AND UNREALIZED GAIN
--------------------------------------------------
Rykoff-Sexton                             $142,032
--------------------------------------------------
PalEx                                      119,832
--------------------------------------------------
Oshkosh B'Gosh Cl. A                       114,666
--------------------------------------------------
Stanhome                                   113,475
--------------------------------------------------
The Talbots                                112,261
--------------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of decisions consistent with our long-term investment orientation. Positions were built when market prices were low, reflecting differing opinions on future prospects.

GOOD IDEAS AT THE TIME

==================================================
SECURITY              REALIZED AND UNREALIZED LOSS
--------------------------------------------------
Rush Enterprises                          $105,000
--------------------------------------------------
Catherines Stores Corporation               83,425
--------------------------------------------------
Chico's FAS                                 74,906
--------------------------------------------------
Resurgence Properties                       73,125
--------------------------------------------------
ILC Technology                              65,025
--------------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.


                                 The Royce Funds Semi-Annual Report 1997   |  11

ROYCE GIFTSHARES FUND
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
WHAT WE DO Royce GiftShares Fund ("GiftShares") is a blended portfolio of primarily small and micro-cap securities with an investment objective of long-term capital appreciation. GiftShares is designed for investors who want to make gifts for college funding, long-term financial security or estate planning.

HOW WE DID Royce GiftShares Fund continued its winning ways into 1997. After posting a positive return in the difficult first quarter, the Fund flourished during the strong second quarter. For the first six months GiftShares was up 12.2% vs. 10.2% for the Russell 2000 index of small-cap companies. The Fund's strategy of investing in a limited portfolio of small and micro-cap companies has also enabled it to outperform the small-cap index for the one-year (22.7% vs. 16.3%) and since inception (25.6% vs. 18.8%) periods. Royce GiftShares Fund, which was launched on December 27, 1995, now has approximately $1.6 million in assets.

     We are enthused about the early results that this special purpose fund has provided.
[END SIDEBAR]

TOTAL RETURNS
THROUGH 6/30/97

======================================
1997 (through 6/30)              12.2%
--------------------------------------
1-Year                           22.7%
--------------------------------------
Since Inception (12/27/95)
Average Annual                   25.6%
--------------------------------------

TOP TEN POSITIONS
% OF NET ASSETS

=======================================
1.  Arthur J. Gallagher & Co.       3.6
---------------------------------------
2.  Bassett Furniture
    Industries                      3.6
---------------------------------------
3.  Sevenson Environmental
    Services                        3.5
---------------------------------------
4.  CalMat                          3.4
---------------------------------------
5.  Stanhome                        3.3
---------------------------------------
6.  Weyco Group                     3.3
---------------------------------------
7.  Insituform Technologies
    Cl. A                           3.1
---------------------------------------
8.  The Dress Barn                  3.1
---------------------------------------
9.  The Topps Company               3.1
---------------------------------------
10. Frozen Food Express
    Industries                      3.0
---------------------------------------

The top 10 positions represent 33% of the Fund's net assets.

[BEGIN PULL QUOTE]
ROYCE GIFTSHARES FUND HAS SIGNIFICANTLY OUTPERFORMED THE RUSSELL 2000 SINCE ITS INCEPTION.
[END PULL QUOTE]

ROYCE GIFTSHARES FUND
VERSUS RUSSELL 2000
VALUE OF $10,000 INVESTED ON 12/27/95* [LINE CHART]

=====================================
               RGF       Russell 2000
12/27/95       10,000    10,000
12/31/95       10,020    10,100
3/31/96        10,600    10,616
6/30/96        11,500    11,147
9/30/96        11,600    11,185
12/31/96       12,580    11,766
3/31/97        12,645    11,157
6/30/97        14,111    12,967
-------------------------------

*Current year returns through June 30.
 Includes reinvestment of distributions.

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

MARKET CAP EXPOSURE [BAR CHART]
% OF PORTFOLIO
IN MILLIONS

===================================
[Greater than symbol] $1,000     6%
-----------------------------------
                 $500-$1,000    21%
-----------------------------------
                   $300-$500    27%
-----------------------------------
    [Less than symbol]  $300    46%
-----------------------------------

PORTFOLIO
DIAGNOSTICS

===========================================
Median Market Cap              $371 million
-------------------------------------------
Weighted Average P/E Ratio            19.8x
-------------------------------------------
Weighted Average P/B Ratio             1.5x
-------------------------------------------
Weighted Average Yield                 0.9%
-------------------------------------------
Net Assets                     $1.6 million
-------------------------------------------
Turnover Rate                           47%
-------------------------------------------

73% of the companies owned by the Fund have market caps of $500 million or less as of 6/30/97.

PORTFOLIO INDUSTRY
BREAKDOWN
% OF NET ASSETS*

===================================
Industrial Services              21
-----------------------------------
Consumer Products                20
-----------------------------------
Retail                           15
-----------------------------------
Financial Services               11
-----------------------------------
Financial Intermediaries          9
-----------------------------------
Technology                        8
-----------------------------------
Industrial Products               6
-----------------------------------
Natural Resources                 6
-----------------------------------
Consumer Services                 2
-----------------------------------
Health                            2
-----------------------------------

*Excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED

==================================================
SECURITY              REALIZED AND UNREALIZED GAIN
--------------------------------------------------
Weyco Group                                $20,292
--------------------------------------------------
Radiant Systems                             11,523
--------------------------------------------------
The Dress Barn                              11,249
--------------------------------------------------
Oshkosh B'Gosh Cl. A                        10,557
--------------------------------------------------
PalEx                                       10,198
--------------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

GOOD IDEAS AT THE TIME

==================================================
SECURITY              REALIZED AND UNREALIZED LOSS
--------------------------------------------------
Rush Enterprises                           $11,278
--------------------------------------------------
Catherines Stores Corporation                6,825
--------------------------------------------------
ILC Technology                               6,780
--------------------------------------------------
Midwest Grain Products                       5,070
--------------------------------------------------
Lifetime Hoan Corporation                    3,188
--------------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 |  13

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
-------------------------------------------------------------------------------

[GRAPHIC OF COMPUTER]
[THE ROYCE FUNDS]

THE ROYCE FUNDS UNVEILS AN UPDATED WEB SITE

        We want to draw your attention to our newly enhanced internet web site (www.roycefunds.com) where you can find out more about our small and micro-cap mutual fund offerings, obtain the most recent quarterly performance and review recent articles and Fund write-ups as well as up-to-the minute topics.

ROYCE & ASSOCIATES, INC. NAME CHANGE (FORMERLY QUEST ADVISORY CORP.)

        We recently announced a name change of the Funds' Investment Adviser, from Quest Advisory Corp. to Royce & Associates, Inc. The new name change more closely identifies the name of the Adviser with that of the Funds that it manages and recognizes the important contributions of the Adviser's associates.

NOTES TO PERFORMANCE AND RISK INFORMATION

        Performance for Pennsylvania Mutual Fund is for the Fund's Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense of approximately 0.67% of its net assets, after waivers, which is not borne by the Investment Class. All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Please read the prospectus carefully before investing or sending money.

        Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The indices referred to in this report are unmanaged indices of domestic common stocks.

14 |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

FINANCIAL STATEMENTS
==============================================================

Schedules of Investments                                 16-20
Statements of Assets and Liabilities                     21
Statements of Changes in Net Assets                      22
Statements of Operations                                 23
Financial Highlights                                     24
Notes to Financial Statements                            25-26

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                         JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------

COMMON STOCKS -- 95.3%


                                        SHARES         VALUE
                                        =========   =============
CONSUMER PRODUCTS -- 14.6%
Allen Organ Company Cl. B                  75,211     $ 2,999,038
Baldwin Piano & Organ Company*             30,700         422,125
Bassett Furniture Industries              169,075       4,786,936
Burnham Corporation Cl. A                  43,876       1,579,536
Burnham Corporation Cl. B                   4,040         145,440
Conso Products Co.*                       144,225       1,766,756
Ethan Allen Interiors                      49,400       2,815,800
Farmer Bros.                               31,675       4,022,725
Fedders Corporation Cl. A                  71,700         403,313
Flexsteel Industries                       88,600       1,041,050
Garan Incorporated                        192,800       3,880,100
Gibson Greetings*                         130,600       2,938,500
Haggar Corp.                               69,800         889,950
J & J Snack Foods Corp.*                   50,100         770,287
Johnson Worldwide Associates Cl. A*       130,370       1,678,514
Juno Lighting                             304,500       4,948,125
K-Swiss Cl. A                             106,700       1,680,525
La-Z-Boy                                   94,500       3,402,000
Lazare Kaplan International*              172,100       2,882,675
Liberty Homes Cl. A                        93,350         886,825
Liberty Homes Cl. B                        21,950         222,244
Lifetime Hoan Corporation*                346,599       3,032,741
Lund International Holdings*               52,300         588,375
Matthews International Cl. A               54,900       2,003,850
Midwest Grain Products*                   309,122       4,095,867
Oakley*                                   120,700       1,697,344
Oshkosh B'Gosh Cl. A                      112,000       2,436,000
The Rival Company                         165,700       2,444,075
Semi-Tech Corporation Cl. A                83,100         181,781
Skyline Corporation                       196,800       4,846,200
Sturm, Ruger & Company                    207,200       4,066,300
Thomaston Mills Cl. A                     195,400       1,831,875
Thor Industries                           201,500       5,012,312
The Topps Company*                        616,800       2,582,850
Velcro Industries                          81,400       6,674,800
WLR Foods                                  64,686         525,574
Weyco Group                                45,700       2,970,500
                                                     ------------
                                                       89,152,908
                                                     ------------
CONSUMER SERVICES -- 3.5%
ASA Holdings                               85,600       2,450,300
Bowl America Cl. A                        121,500         865,688
Buffets*                                  333,400       2,813,063
Jenny Craig*                              239,100       1,658,756
Grey Advertising                           12,031       3,970,230
International Dairy Queen Cl. A*          156,400       3,753,600
International Dairy Queen Cl. B*           33,600         814,800
The Marcus Corporation                     35,250         868,031
PCA International                         100,100       2,002,000
Shoney's*                                 367,582       2,182,518
True North Communications                   8,300         205,425
                                                     ------------
                                                       21,584,411
                                                     ------------


                                        SHARES         VALUE
                                        =========   =============
FINANCIAL INTERMEDIARIES -- 14.6%
Alleghany Corporation*                     25,403     $ 5,525,153
ALLIED Group                              143,075       5,436,850
ALLIED Life Financial                      37,400         738,650
Baker Boyer Bancorp                        31,300       1,228,525
Baldwin & Lyons Cl. B                     125,678       2,843,465
The Commerce Group                        222,642       5,482,559
Community Banks                            41,700       1,501,200
F & M Bancorporation                       13,800         641,700
Farmers & Merchants Bank
 of Long Beach                              1,306       2,788,310
Fremont General Corporation               106,770       4,297,492
Gryphon Holdings*                         211,700       3,281,350
Hanmi Bank*                                23,018         371,165
Highlands Insurance Group*                162,500       3,270,313
Intercargo Corporation                     77,900         915,325
Leucadia National Corporation             200,128       6,191,460
Medical Assurance*                         77,711       3,157,009
National Bancorp of Alaska                 14,265       1,205,392
Nobel Insurance                            74,400       1,106,700
Oriental Financial Group                   50,900       1,437,925
Orion Capital Corporation                  35,393       2,610,234
PXRE Corporation                          186,541       5,736,136
Pennsylvania Manufacturers Cl. A          301,350       4,670,925
Piper Jaffray Companies                   134,100       2,749,050
RLI Corp.                                  27,825       1,013,873
Trenwick Group                            178,800       6,705,000
Wesco Financial                            24,300       7,903,575
Zenith National Insurance                 231,000       6,237,000
                                                     ------------
                                                       89,046,336
                                                     ------------
FINANCIAL SERVICES -- 7.8%
E.W. Blanch Holdings                      196,200       5,236,087
Crawford & Company Cl. A                  302,625       4,652,859
Crawford & Company Cl. B                   74,975       1,218,344
Duff & Phelps Credit Rating               110,299       3,350,332
Eaton Vance Corp.                         162,200       4,511,188
Arthur J. Gallagher & Co.                 192,500       7,266,875
Hilb, Rogal & Hamilton                    203,300       3,456,100
Investors Financial Services               58,404       2,774,190
The John Nuveen Company Cl. A              67,800       2,118,750
New England Investment
 Companies, L.P.                           56,000       1,449,000
Phoenix Duff & Phelps                     271,400       2,001,575
The Pioneer Group                         227,900       5,241,700
Willis Corroon Group ADR[dbldag]          424,200       4,745,737
                                                     ------------
                                                       48,022,737
                                                     ------------
HEALTH -- 1.4%
Haemonetics Corporation*                  326,200       6,238,575
Life Technologies                          77,960       2,163,390
                                                     ------------
                                                        8,401,965
                                                     ------------
INDUSTRIAL PRODUCTS -- 21.9%
Ag-Chem Equipment Co.*                    142,300       3,272,900
American Filtrona                         142,800       5,854,800

16 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                         JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------
COMMON STOCKS -- (continued)


                                       SHARES          VALUE
                                       =========   ==============
INDUSTRIAL PRODUCTS -- (continued)
Ash Grove Cement Company                  48,018     $  2,881,080
BHA Group                                132,871        2,458,117
Blessings Corporation                    198,500        2,059,437
Carbo Ceramics                            50,400        1,373,400
Cascade Corp.                            151,000        2,916,188
CLARCOR                                   75,450        1,867,387
Curtiss-Wright Corporation               101,600        5,918,200
Delta Woodside Industries*               168,736        1,138,968
DeVlieg-Bullard*                          38,000          130,625
Fab Industries                           162,732        5,095,546
Falcon Products                           98,600        1,324,938
Fansteel*                                 47,800          352,525
P. H. Glatfelter Company                 194,200        3,884,000
C. H. Heist*                              88,512          591,924
Holophane Corporation*                     3,600           72,000
International Aluminum                   153,500        4,067,750
Kaydon Corporation                       120,100        5,959,962
Kimball International Cl. B              103,700        4,173,925
LeaRonal                                  72,372        2,062,602
Lilly Industries Cl. A                   344,261        6,928,253
The Lincoln Electric Company Cl. A       124,690        4,769,393
Liqui-Box Corporation                    110,500        3,729,375
MacDermid                                 16,500          756,937
Minuteman International                   80,100          740,925
Myers Industries                         171,575        2,895,328
Nordson Corporation                       27,300        1,754,025
Oil-Dri Corporation of America            54,916          882,088
The Oilgear Company                       13,400          232,825
Oregon Steel Mills                       194,300        3,873,856
Oshkosh Truck Corporation Cl. B          253,500        3,612,375
Penn Engineering and
 Manufacturing                           221,750        4,351,844
Penn Engineering and
 Manufacturing Cl. A                      49,550          947,644
Preformed Line Products                   94,893        4,127,846
Puerto Rican Cement Company              135,100        4,399,194
Quaker Chemical                           57,064          991,487
Robroy Industries Cl. A                   94,535        1,465,293
Simpson Manufacturing Co.*               180,900        4,793,850
The Standard Register Company            176,610        5,408,681
Synalloy Corporation                      82,100        1,447,012
Tecumseh Products Company Cl. A           67,000        4,011,625
Todd Shipyards Corporation*              129,250          533,156
Unifi                                     93,800        3,505,775
Versa Technologies                       110,932        1,747,179
Woodward Governor Company                153,072        5,510,592
Zero Corporation                         130,400        3,423,000
                                                    -------------
                                                      134,295,832
                                                    -------------
INDUSTRIAL SERVICES -- 13.6%
ABM Industries                            96,600        1,865,588
Aceto Corporation                         79,364        1,160,698
Air Express International                167,887        6,673,508


                                       SHARES          VALUE
                                       =========   ==============
Arnold Industries                        371,548     $  6,316,316
Guy F. Atkinson Company*                 178,500        1,246,711
Bowne & Co.                              116,900        4,076,888
Circle International Group               248,074        6,542,952
Devcon International*                     64,500          298,312
Devon Group*                              15,400          550,550
Ennis Business Forms                     229,600        2,209,900
Frozen Food Express Industries           414,867        3,578,228
Kenan Transport                           70,800        1,442,550
Lufkin Industries                        137,300        3,604,125
Merrill Corporation                      121,300        4,412,288
Morrison Knudsen*                        186,500        2,541,062
New England Business Service             250,600        6,593,913
Pittston Burlington Group                 50,900        1,431,562
Plenum Publishing Corporation            115,450        4,444,825
Rykoff-Sexton                            249,556        5,817,774
Sevenson Environmental Services          146,500        2,856,750
Standard Commercial*                     207,545        3,606,094
Stone & Webster                           79,600        3,397,925
TBC Corporation*                         148,277        1,241,820
The Turner Corporation*                   32,500          507,813
Vallen Corporation*                      248,000        4,526,000
Werner Enterprises                         2,700           52,312
Willbros Group*                          133,500        2,119,313
                                                    -------------
                                                       83,115,777
                                                    -------------
NATURAL RESOURCES -- 3.4%
Alico                                     30,676          602,016
Barrett Resources*                         5,300          158,669
Tom Brown*                                54,700        1,162,375
CalMat                                   310,300        6,671,450
Consolidated-Tomoka Land Co.              51,800          841,750
FRP Properties*                           85,900        2,319,300
Florida Rock Industries                  168,500        6,845,313
The Newhall Land and Farming
 Company                                 108,400        2,344,150
                                                    -------------
                                                       20,945,023
                                                    -------------
RETAIL -- 5.0%
Catherines Stores Corporation*            80,700          302,625
Cato Corporation Cl. A                    73,000          396,937
Charming Shoppes*                        558,100        2,912,584
Deb Shops                                 50,800          203,200
The Dress Barn*                          235,900        4,600,050
Family Dollar Stores                     113,000        3,079,250
Lillian Vernon                            10,500          177,188
Mikasa                                   153,000        2,180,250
Sotheby's Holdings Cl. A                 249,500        4,210,313
Stanhome                                 257,400        8,462,025
The Talbots                              122,900        4,178,600
                                                    -------------
                                                       30,703,022
                                                    -------------
TECHNOLOGY -- 6.2%
BGS Systems, Inc.                        128,200        3,525,500
CEM Corporation*                          70,000          603,750

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 17

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                         JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------
COMMON STOCKS -- (continued)


                                         SHARES         VALUE
                                         =========   =============
TECHNOLOGY -- (continued)
DH Technology*                              89,762     $  1,458,632
Dionex Corporation*                         65,638        3,363,948
Electroglas*                               114,400        2,881,450
Exar Corporation*                          137,400        2,954,100
Hach Company                                54,361        1,073,630
ILC Technology*                             73,400          789,050
MacNeal-Schwendler                          12,800          139,200
Marshall Industries*                       197,600        7,360,600
Modern Controls                             55,600          750,600
National Computer Systems                  211,903        5,641,917
Newport Corporation                        138,900        1,562,625
Richardson Electronics                     187,162        1,555,784
Scitex Corporation                         331,000        2,916,937
Woodhead Industries                         64,250        1,212,719
                                                      -------------
                                                         37,790,442
                                                      -------------
UTILITIES -- 0.3%
Southern Union Company*                     81,317        1,860,126
                                                      -------------
MISCELLANEOUS -- 3.0%                                    18,184,926
                                                      -------------
TOTAL COMMON STOCKS
 (Cost $366,736,420)                                    583,103,505
                                                      -------------


                                         SHARES         VALUE
                                         =========   =============
PREFERRED STOCK -- 0.1%
Bird Corp. ($1.85 Cv. Pfd.)
 (Cost $477,514)                            32,700     $    572,250
                                                      -------------
REPURCHASE AGREEMENT -- 3.8%
State Street Bank and Trust Company,
 5.15% dated 6/30/97, due 7/01/97,
 maturity value $23,003,290
 (collateralized by U.S. Treasury Notes,
 6.0% due 5/31/98, valued at $23,461,912)
 (Cost $23,000,000)                                      23,000,000
                                                      -------------
TOTAL INVESTMENTS -- 99.2%
 (Cost $390,213,934)                                    606,675,755
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.8%                                      5,185,194
                                                      -------------
NET ASSETS -- 100.0%                                   $611,860,949
                                                      -------------

-------------------------------------------------------------------------

* NON-INCOME PRODUCING.

[DAG] A PORTION OF THESE SECURITIES ARE ON LOAN AT JUNE 30, 1997. TOTAL MARKET VALUE OF ALL SECURITIES ON LOAN IS $9,193,028, FOR WHICH THE FUND RECEIVED $9,737,759 AS COLLATERAL.

[DBLDAG] AMERICAN DEPOSITORY RECEIPT.

INCOME TAX INFORMATION: THE COST OF TOTAL INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $390,213,934. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION FOR ALL SECURITIES AMOUNTED TO $216,461,821, CONSISTING OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $228,597,206 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $12,135,385.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
PMF II                                           JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------

COMMON STOCKS -- 87.5%


                                        SHARES        VALUE
                                        ========   ============
CONSUMER PRODUCTS -- 15.6%
Bassett Furniture Industries              14,300     $   404,869
Garan Incorporated                        10,000         201,250
Gibson Greetings*                         12,800         288,000
Jean-Philippe Fragrances*                 26,600         166,250
Johnson Worldwide Associates Cl. A*       25,650         330,244
Midwest Grain Products*                   21,200         280,900
Oshkosh B'Gosh Cl. A                      18,700         406,725
Skyline Corporation                       13,000         320,125
Thor Industries                           10,900         271,138
The Topps Company*                        95,000         397,813
                                                    ------------
                                                       3,067,314
                                                    ------------
CONSUMER SERVICES -- 3.0%
Buffets*                                  42,900         361,969
PCA International                         11,200         224,000
                                                    ------------
                                                         585,969
                                                    ------------
FINANCIAL INTERMEDIARIES -- 11.0%
The Commerce Group                        13,400         329,975
Leucadia National Corporation              6,300         194,906
Pennsylvania Manufacturers Cl. A          24,000         372,000
Resurgence Properties                     45,000         320,625
Trenwick Group                            14,100         528,750
Zenith National Insurance                 15,100         407,700
                                                    ------------
                                                       2,153,956
                                                    ------------
FINANCIAL SERVICES -- 11.3%
Crawford & Company Cl. A                  18,000         276,750
Duff & Phelps Credit Rating               10,000         303,750
Arthur J. Gallagher & Co.                  9,100         343,525
Old Guard Group                           25,000         376,563
Phoenix Duff & Phelps                     35,000         258,125
The Pioneer Group                         13,100         301,300
Willis Corroon Group ADR[DAG]             32,400         362,475
                                                    ------------
                                                       2,222,488
                                                    ------------
HEALTH -- 2.0%
Haemonetics Corporation*                  20,000         382,500
                                                    ------------
INDUSTRIAL PRODUCTS -- 10.2%
American Buildings Company*               10,000         270,000
Blessings Corporation                     23,300         241,737
Curtiss-Wright Corporation                 6,200         361,150
PalEx                                     20,000         205,000
Penn Engineering and
 Manufacturing                            18,200         357,175
Puerto Rican Cement Company                8,000         260,500
Unifi                                      8,000         299,000
                                                    ------------
                                                       1,994,562
                                                    ------------


                                        SHARES        VALUE
                                        ========   ============
INDUSTRIAL SERVICES -- 13.9%
Arnold Industries                         30,000     $   510,000
Frozen Food Express Industries            28,400         244,950
Insituform Technologies Cl. A*            50,300         308,087
Sevenson Environmental Services           30,400         592,800
Standard Commercial*                      29,653         515,221
Stone & Webster                            9,800         418,337
Vallen Corporation*                        7,800         142,350
                                                    ------------
                                                       2,731,745
                                                    ------------
NATURAL RESOURCES -- 4.0%
CalMat                                    18,300         393,450
Florida Rock Industries                    9,700         394,062
                                                    ------------
                                                         787,512
                                                    ------------
RETAIL -- 10.1%
Catherines Stores Corporation*            56,800         213,000
Charming Shoppes*                         54,500         284,422
The Dress Barn*                           12,000         234,000
Lechters*                                 83,200         364,000
Stanhome                                  17,800         585,175
The Talbots                                9,000         306,000
                                                    ------------
                                                       1,986,597
                                                    ------------
TECHNOLOGY -- 6.4%
ILC Technology*                           32,500         349,375
Marshall Industries*                         700          26,075
National Computer Systems                 18,000         479,250
Richardson Electronics                    47,500         394,844
                                                    ------------
                                                       1,249,544
                                                    ------------
TOTAL COMMON STOCKS
 (Cost $15,798,466)                                   17,162,187
                                                    ------------
TOTAL INVESTMENTS -- 87.5%
 (Cost $15,798,466)                                   17,162,187
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 12.5%                             2,455,649
                                                    ------------
NET ASSETS -- 100.0%                                 $19,617,836
                                                    ------------

-------------------------------------------------------------------------

* NON-INCOME PRODUCING.

[DAG] AMERICAN DEPOSITORY RECEIPT.

INCOME TAX INFORMATION: THE COST OF TOTAL INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $15,798,466. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION FOR ALL SECURITIES AMOUNTED TO $1,363,721, CONSISTING OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,631,576 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $267,855.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------
ROYCE GIFTSHARES FUND                            JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------

COMMON STOCKS -- 90.9%


                                        SHARES       VALUE
                                        ========   ===========
CONSUMER PRODUCTS -- 17.7%
Aldila*                                    3,000     $   16,688
Bassett Furniture Industries               2,000         56,625
Johnson Worldwide Associates Cl. A*        1,500         19,312
Lifetime Hoan Corporation*                 1,650         14,438
Mackie Designs*                            1,500         13,125
Midwest Grain Products*                    2,000         26,500
Oshkosh B'Gosh Cl. A                       1,500         32,625
The Topps Company*                        11,500         48,156
Weyco Group                                  800         52,000
                                                    -----------
                                                        279,469
                                                    -----------
CONSUMER SERVICES -- 2.1%
Buffets*                                   4,000         33,750
                                                    -----------
FINANCIAL INTERMEDIARIES -- 8.1%
Leucadia National Corporation              1,500         46,406
Nobel Insurance                            2,000         29,750
Pennsylvania Manufacturers Cl. A           1,900         29,450
Zenith National Insurance                    800         21,600
                                                    -----------
                                                        127,206
                                                    -----------
FINANCIAL SERVICES -- 9.9%
E.W. Blanch Holdings                       1,200         32,025
Arthur J. Gallagher & Co.                  1,500         56,625
Old Guard Group                            1,600         24,100
Phoenix Duff & Phelps                      2,000         14,750
Willis Corroon Group ADR[DAG]              2,500         27,969
                                                    -----------
                                                        155,469
                                                    -----------
HEALTH -- 2.1%
Haemonetics Corporation*                   1,700         32,512
                                                    -----------
Industrial Products -- 5.5%
BHA Group                                    330          6,105
The Lincoln Electric Company Cl. A           400         15,300
Penn Engineering and
 Manufacturing                             1,500         29,438
Woodward Governor Company                  1,000         36,000
                                                    -----------
                                                         86,843
                                                    -----------
INDUSTRIAL SERVICES -- 19.4%
Arnold Industries                          2,000         34,000
DIMON Incorporated                         1,500         39,750


                                        SHARES       VALUE
                                        ========   ===========
Frozen Food Express Industries             5,500     $   47,437
Insituform Technologies Cl. A*             8,000         49,000
Kenan Transport                            1,000         20,375
New England Business Service               1,000         26,313
Sevenson Environmental Services            2,800         54,600
Standard Commercial*                       2,020         35,097
                                                    -----------
                                                        306,572
                                                    -----------
NATURAL RESOURCES -- 5.4%
Tom Brown*                                 1,500         31,875
CalMat                                     2,500         53,750
                                                    -----------
                                                         85,625
                                                    -----------
RETAIL -- 13.4%
Catherine Stores Corporation*              3,900         14,625
Charming Shoppes*                          7,400         38,619
The Dress Barn*                            2,500         48,750
Sotheby's Holdings Cl. A                   2,000         33,750
Stanhome                                   1,600         52,600
The Talbots                                  700         23,800
                                                    -----------
                                                        212,144
                                                    -----------
TECHNOLOGY -- 7.3%
BGS Systems, Inc.                            800         22,000
ILC Technology*                            4,000         43,000
Marshall Industries*                         600         22,350
National Computer Systems                    100          2,662
Richardson Electronics                     3,000         24,938
                                                    -----------
                                                        114,950
                                                    -----------
TOTAL COMMON STOCKS
 (Cost $1,271,031)                                    1,434,540
                                                    -----------
TOTAL INVESTMENTS -- 90.9%
 (Cost $1,271,031)                                    1,434,540
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 9.1%                               142,950
                                                    -----------
NET ASSETS -- 100.0%                                 $1,577,490
                                                    -----------

-------------------------------------------------------------------------

* NON-INCOME PRODUCING.

[DAG] AMERICAN DEPOSITORY RECEIPT.

INCOME TAX INFORMATION: THE COST OF TOTAL INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $1,271,031. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION FOR ALL SECURITIES WAS $163,509, CONSISTING OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $186,232 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $22,723.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


20 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

STATEMENTS OF ASSETS AND LIABILITIES                 JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------


                                                                            PENNSYLVANIA                         ROYCE
                                                                            MUTUAL FUND        PMF II        GIFTSHARES FUND
ASSETS:                                                                     ==============   =============   ================
Investments at value (identified cost $367,213,934, $15,798,466, and
 $1,271,031, respectively)                                                    $583,675,755     $17,162,187      $1,434,540
Repurchase agreements (at cost and value)                                       23,000,000          --                --
Cash                                                                               386,314         740,311         114,128
Receivable for investments sold                                                  5,941,467       1,415,025           9,738
Receivable for capital shares sold                                                 133,220         286,000          37,500
Receivable for dividends and interest                                              761,292          23,059           2,328
Prepaid expenses and other assets                                                   46,737          25,891          14,495
---------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                  613,944,785      19,652,473       1,612,729
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                1,084,936          --              30,903
Payable for capital shares redeemed                                                480,137          13,376            --
Payable for investment advisory fees                                               168,164          --                --
Accrued expenses                                                                   350,599          21,261           4,336
---------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                               2,083,836          34,637          35,239
---------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                   $611,860,949     $19,617,836      $1,577,490
---------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                           $  1,643,026     $   191,237      $    1,201
Accumulated net realized gain on investments                                    51,499,660         795,819          80,570
Net unrealized appreciation on investments                                     216,461,821       1,363,721         163,509
Capital shares                                                                      76,097           3,377             241
Additional paid-in capital                                                     342,180,345      17,263,682       1,331,969
---------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                   $611,860,949     $19,617,836      $1,577,490
---------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for each Fund)                           3,376,866         241,331
---------------------------------------------------------------------------------------------------------------------------
 Investment Class                                                               57,854,744
---------------------------------------------------------------------------------------------------------------------------
 Consultant Class                                                               18,242,341
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
 (offering and redemption price per share)                                                           $5.81           $6.54
---------------------------------------------------------------------------------------------------------------------------
 Investment Class                                                                    $8.04
---------------------------------------------------------------------------------------------------------------------------
 Consultant Class                                                                    $8.04
---------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 21

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------


                                           -------------------------------------------
                                                    PENNSYLVANIA MUTUAL FUND
                                           -------------------------------------------
                                             SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 1997          DECEMBER 31,
INVESTMENT                                     (UNAUDITED)               1996
 OPERATIONS:                               -------------------------------------------
 Net investment income (loss)                  $  1,643,026          $  5,687,395
 Net realized gain (loss) on investments         26,937,131           107,094,818
 Net change in unrealized
  appreciation on investments                    29,104,286           (50,091,647)
----------------------------------------------------------------------------------
 Net increase in net assets from
  investment operations                          57,684,443            62,690,566
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                   --            (5,996,455)
 Net realized gain on investments                        --           (78,458,463)
----------------------------------------------------------------------------------
 Total dividends and distributions                       --           (84,454,918)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold
  Investment Class                               18,717,531            42,163,541
  Consultant Class                                  318,299
 Value of shares issued in connection with the merger of Royce Value Fund
  Consultant Class                              144,531,292
 Dividends reinvested
  Investment Class                                       --            75,355,767
 Cost of shares redeemed
  Investment Class                              (65,532,278)         (269,005,617)
  Consultant Class                                 (726,288)
----------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  from capital share transactions                97,308,556          (151,486,309)
----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS                                  154,992,999          (173,250,661)
NET ASSETS:
 Beginning of period                            456,867,950           630,118,611
----------------------------------------------------------------------------------
 End of period                                 $611,860,949(b)       $456,867,950(b)
==================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold
  Investment Class                                2,552,183             5,372,907
  Consultant Class                                   38,740
 Shares issued in connection with the merger of Royce Value Fund
  Consultant Class                               18,295,100
 Shares issued for reinvestment of dividends and distributions
  Investment Class                                       --            10,873,360
 Shares redeemed (e)
  Investment Class                               (8,947,716)          (33,697,985)
  Consultant Class                                  (91,499)
----------------------------------------------------------------------------------
 Net increase (decrease) in shares
  outstanding                                    11,846,808           (17,451,718)
----------------------------------------------------------------------------------



                                           ------------------------------------------------------------------------------
                                                           PMF II                          ROYCE GIFTSHARES FUND
                                           ----------------------------------      --------------------------------------
                                           SIX MONTHS ENDED      PERIOD ENDED      SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 1997       DECEMBER 31,        JUNE 30, 1997       DECEMBER 31,
INVESTMENT                                    (UNAUDITED)           1996(a)           (UNAUDITED)            1996
 OPERATIONS:                               ------------------------------------------------------------------------------
 Net investment income (loss)                 $    180,259        $    10,136          $    1,201         $     (289)
 Net realized gain (loss) on investments          798,691              (2,872)             66,577             68,063
 Net change in unrealized
  appreciation on investments                     892,219             471,502              86,553             76,117
---------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from
  investment operations                         1,871,169             478,766             154,331            143,891
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                 --                  --                  --                 --
 Net realized gain on investments                      --                  --                  --            (53,781)
---------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                     --                  --                  --            (53,781)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                  1,538,609          17,511,040             369,770            418,047
  Investment Class
  Consultant Class
 Value of shares issued in connection with the merger of Royce Value Fund
  Consultant Class
 Dividends reinvested                                  --                 --                   --             53,593
  Investment Class
 Cost of shares redeemed                       (1,649,123)           (133,625)            (10,200)                --
  Investment Class
  Consultant Class
---------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  from capital share transactions                (110,514)         17,377,415             359,570            471,640
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS                                  1,760,655          17,856,181             513,901            561,750
NET ASSETS:
 Beginning of period                           17,857,181               1,000           1,063,589            501,839
---------------------------------------------------------------------------------------------------------------------
 End of period                                $19,617,836(c)      $17,857,181(c)       $1,577,490(d)      $1,063,589(d)
=====================================================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                      287,993           3,419,221              60,581             72,903
  Investment Class
  Consultant Class
 Shares issued in connection with the merger of Royce Value Fund
  Consultant Class
 Shares issued for reinvestment of dividends
 and distributions                                     --                 --                   --              9,402
  Investment Class
 Shares redeemed (e)                             (305,026)            (25,522)             (1,755)                --
  Investment Class
  Consultant Class
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares
  outstanding                                     (17,033)          3,393,699              58,826             82,305
---------------------------------------------------------------------------------------------------------------------

(a) PMF II COMMENCED OPERATIONS ON NOVEMBER 19, 1996.

(b) INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $1,643,026 IN 1997 AND $0 IN 1996.

(c) INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $191,237 IN 1997 AND $10,978 IN 1996.

(d) INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $1,201 IN 1997 AND $0 IN
    1996.

(e) SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE, PAYABLE TO THE FUNDS, WHICH IS USED TO OFFSET COSTS ASSOCIATED WITH THE REDEMPTION.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

STATEMENTS OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
------------------------------------------------------------------------------


                                                         PENNSYLVANIA                         ROYCE
                                                         MUTUAL FUND        PMF II        GIFTSHARES FUND
INVESTMENT INCOME:                                       --------------   -------------   ----------------
INCOME:
 Dividends                                                $ 3,880,443      $  263,682        $  9,442
 Interest                                                     353,639           6,268             828
-----------------------------------------------------------------------------------------------------
  Total Income                                              4,234,082         269,950          10,270
-----------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees                                   1,783,350          90,737           7,570
 Distribution fees (Consultant Class Shares)                   51,550          --                --
 Custodian and shareholder servicing fees                     232,014          30,469           7,004
 Administrative and office facilities expenses                184,504          12,556             393
 Professional fees                                             40,054          12,655           1,385
 Trustees' fees                                                57,675           1,679              59
 Other expenses                                               270,777          10,303           8,686
-----------------------------------------------------------------------------------------------------
  Total Expenses                                            2,619,924         158,399          25,097
  Fees Waived by Investment Adviser and Distributor           (28,868)        (68,708)         (7,570)
  Expenses Reimbursed by Investment Adviser                    --               --             (8,458)
-----------------------------------------------------------------------------------------------------
  Net Expenses                                              2,591,056          89,691           9,069
-----------------------------------------------------------------------------------------------------
  Net Investment Income                                     1,643,026         180,259           1,201
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                           26,937,131         798,691          66,577
Net change in unrealized appreciation on investments       29,104,286         892,219          86,553
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments            56,041,417       1,690,910         153,130
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
 INVESTMENT OPERATIONS                                    $57,684,443      $1,871,169        $154,331
-----------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 23

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.
--------------------------------------------------------------------------

                  NET ASSET VALUE,   NET INVESTMENT        NET REALIZED AND       DIVIDENDS FROM
                      BEGINNING          INCOME       UNREALIZED GAIN (LOSS) ON   NET INVESTMENT
                      OF PERIOD          (LOSS)              INVESTMENTS              INCOME
--------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS (a)
[dbldag]   1997         $7.11             $0.03               $ 0.90                 $  --
           1996          7.71              0.11                 0.84                  (0.11)
           1995          7.41              0.11                 1.27                  (0.11)
           1994          8.31              0.12                (0.18)                 (0.11)
           1993          8.00              0.11                 0.79                  (0.11)
           1992          7.29              0.11                 1.07                  (0.10)
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (b)
[dbldag]   1997         $7.90             $ --                $ 0.14                 $  --
PMF II (c)
[dbldag]   1997         $5.26             $0.05               $ 0.50                 $  --
           1996          5.00               --                  0.26                    --
ROYCE GIFTSHARES FUND (d)
[dbldag]   1997         $5.83             $ --                $ 0.71                 $  --
           1996          5.01               --                  1.27                    --
           1995          5.00               --                  0.01                    --


                                                                            RATIO OF       RATIO OF NET
           DISTRIBUTIONS FROM    NET ASSET                  NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO
            NET REALIZED GAIN   VALUE, END      TOTAL      END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER
             ON INVESTMENTS      OF PERIOD     RETURN     (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS (a)
[dbldag]        $  --              $8.04         13.1%      $  465,203       1.13%*            0.75%*            7%
                 (1.44)             7.11         12.8%         456,868       0.99%             1.05%            29%
                 (0.97)             7.71         18.7%         630,119       0.98%             1.18%            10%
                 (0.73)             7.41         (0.7)%        771,417       0.98%             1.33%            17%
                 (0.48)             8.31         11.3%       1,022,161       0.98%             1.23%            24%
                 (0.37)             8.00         16.2%       1,102,224       0.91%             1.48%            22%
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (b)
[dbldag]        $  --              $8.04          1.8%      $  146,658       1.65%*             .01%*            7%
PMF II (c)
[dbldag]        $  --              $5.81         10.5%      $   19,618       0.99%*            1.99%*           55%
                   --               5.26          5.2%          17,857       0.97%*            0.83%*            1%
ROYCE GIFTSHARES FUND (d)
[dbldag]        $  --              $6.54         12.2%      $    1,577       1.50%*            0.20%*           47%
                 (0.45)             5.83         25.6%           1,064       1.49%            (0.05)%           93%
                   --               5.01          0.2%             502       0.70%*            0.00%*            0%

            AVERAGE
           COMMISSION
           RATE PAID[DAG]
           -----------
 PENNSYLVANIA MUTUAL FUND - INVESTMENT C
      CLASS (a)
[dbldag]   $0.0659
            0.0588
            --
            --
            --
            --
PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (b)
[dbldag]   $0.0659
PMF II (c)
[dbldag]   $0.0601
            0.0586
ROYCE GIFTSHARES FUND (d)
[dbldag]   $0.0602
            0.0566
            --

--------------------------------------------------------------------------
(a)        EXPENSE RATIOS ARE SHOWN AFTER FEE WAIVERS BY THE INVESTMENT ADVISER.
           FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995, THE EXPENSE RATIOS BEFORE THE WAIVERS WOULD HAVE BEEN 1.03% AND .99%, RESPECTIVELY.
(b)        EXPENSE RATIO IS SHOWN AFTER FEE WAIVERS BY THE DISTRIBUTOR . FOR
           THE PERIOD ENDED JUNE 30, 1997, THE EXPENSE RATIO BEFORE THE WAIVER WOULD HAVE BEEN 2.21%. THE CLASS COMMENCED OPERATIONS ON JUNE 18, 1997.
(c)        EXPENSE RATIOS ARE SHOWN AFTER FEE WAIVERS BY THE INVESTMENT ADVISER.
           FOR THE PERIODS ENDED JUNE 30, 1997 AND DECEMBER 31, 1996, THE EXPENSE RATIOS BEFORE THE WAIVERS WOULD HAVE BEEN 1.75% AND 1.97%, RESPECTIVELY. THE FUND COMMENCED OPERATIONS ON NOVEMBER 19, 1996.
(d)        EXPENSE RATIOS ARE SHOWN AFTER FEE WAIVERS AND EXPENSE
           REIMBURSEMENTS BY THE INVESTMENT ADVISER . FOR THE PERIODS ENDED
           JUNE 30, 1997, AND DECEMBER 31, 1996 AND 1995, THE EXPENSE RATIOS BEFORE THE WAIVERS AND REIMBURSEMENTS WOULD HAVE BEEN 4.14%, 6.53%, AND 1.95%, RESPECTIVELY. THE FUND COMMENCED OPERATIONS ON DECEMBER 27, 1995.

*          ANNUALIZED.

[DAG] FOR FISCAL YEARS BEGINNING ON OR AFTER OCTOBER 1, 1995, THE FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PAID PER SHARE FOR PURCHASES AND SALES OF INVESTMENTS.

[DBLDAG]   PERIOD ENDED JUNE 30, 1997 (UNAUDITED).

24 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund ("Fund" or "Funds") are three series of The Royce Fund (the "Trust").
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
     Expenses directly attributable to each Fund or Class are charged to that Fund's or Class' operations while expenses applicable to all Funds or all Classes of a Fund are allocated in an equitable manner.

TAXES:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

DISTRIBUTIONS:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

REPURCHASE AGREEMENTS:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

SECURITY LENDING:
     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Loans of securities of Pennsylvania Mutual Fund are collateralized by cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral is equal to at least 100% of the current market value of the loaned securities.


                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 25

--------------------------------------------------------------------------

INVESTMENT ADVISER AND DISTRIBUTOR:
     Under the Trust's investment advisory agreement with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is entitled to receive management fees which are computed daily and payable monthly. For the six months ended June 30, 1997, Pennsylvania Mutual Fund and PMF II recorded advisory fees of $1,783,350 and $22,029 (net of voluntary waivers of $68,708), respectively. Royce voluntarily waived advisory fees of $7,570 for Royce GiftShares Fund. The agreements provide for advisory fees for Pennsylvania Mutual Fund equal to 1.0% per annum of the first $50 million of the Fund's average net assets, 0.875% per annum of the next $50 million of such net assets and 0.75% per annum of additional amounts of average net assets, and for PMF II and Royce GiftShares Fund 1.0% and 1.25% per annum of average net assets, respectively.
      Royce Fund Services, Inc. ("RFS") (formerly Quest Distributors, Inc.), the distributor of The Royce Fund's shares, is an affiliate of Royce. RFS received 12b-1 distribution fees from Pennsylvania Mutual Fund's Consultant Class totaling $36,601 for the period ended June 30, 1997. This amount is net of $14,949 of fees which were voluntarily waived by RFS. The distribution agreement provides for maximum fees of 1.0% per annum of Pennsylvania Mutual Fund's Consultant Class average net assets.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

     For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:


----------------------------------------------------------------
               PENNSYLVANIA                         ROYCE
               MUTUAL FUND        PMF II        GIFTSHARES FUND
               --------------   -------------   ----------------
 Purchases     $32,835,099        $ 9,579,098      $1,103,241
----------------------------------------------------------------
 Sales         $65,121,246        $10,073,843      $  473,775
----------------------------------------------------------------

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 1997.


-----------------------------------------------------------------------------
                          PURCHASES           SALES
                     ------------------- --------------- REALIZED   DIVIDEND
AFFILIATED COMPANY      SHARES   COST     SHARES   COST  GAIN/LOSS   INCOME
-------------------- -------- ---------- -------- ------ ---------- ---------
 Allen Organ
   Company
   Cl. B             16,500   $641,438     --      --       --      $33,309
-----------------------------------------------------------------------------

MERGER INFORMATION:

     On June 17, 1997, Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Value Fund on May 28, 1997, qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Value Fund's net assets, including $40,233,294 of unrealized appreciation, were combined with Pennsylvania Mutual Fund for total net assets after the acquisition of $604,764,550. Costs associated with the acquisition were borne by the Investment Adviser.

26 |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

BLANK PAGE

BLANK PAGE

[BEGIN SIDEBAR]
So while the "bulls" of both basketball and the market may reach dazzling new heights this year, we will continue to hone our approach and emphasize building returns over the long term.
[END SIDEBAR]


POSTSCRIPT
--------------------------------------------------------------------------------

ALL THAT JAZZ

[Photo of basketball over 1st paragraph of text]

              This year's National Basketball Association Championship Finals pitted the high-flying exploits of Michael Jordan and the Chicago Bulls against the Utah Jazz. The appearance this year of the Jazz represented the culmination of over a decade's work for two of the game's premier players, John Stockton and league MVP Karl Malone. To achieve a consistent level of success, these two players have relied on a style of play that is the complete antithesis of Jordan & Co.'s acrobatic airborne style. The Jazz are patient; they rely on the fundamentals of intelligent ballhandling and passing, smart shot selection and tough defense.

              Their two stalwarts, Stockton & Malone, specialize in one of basketball's oldest and most reliable plays, the pick and roll. Stockton dribbles the ball toward the 6'10" Malone, who sets the "pick," standing in the way of the player defending the smaller, quicker Stockton, in effect taking that opponent out of the play. Malone then "rolls" toward the basket to receive a pass from Stockton and make an easy score. This formula has been confounding the team's opponents for years, in spite of the fact that every team the Jazz plays knows what is coming. The key to the duo's success lies in their execution, in their ability to master a fundamentally sound approach.

              You might describe the fundamental approach we bring to small-cap value investing as our version of the pick and roll. Whether in basketball or stock selection, each approach hinges on two elements working closely in sync with one another to achieve success. We employ the "pick" on small-cap stocks with the "roll" toward a disciplined value approach. Consistent application over the years may have made what we do predictable, but we have been no less successful for being so. For over twenty years, we have emphasized the fundamentals of investing when looking for small company stocks. As value investing continues to "score points" with solid returns in 1997, we are witnessing what looks like a return to a period of higher volatility. This environment gives us the "home-court advantage," as a more volatile market demands active management and closer attention to risk factors. The importance we place on a company's financial characteristics at the time of purchase is the essential element to our risk-averse value approach.

                          Why Value Investors Rely on

                                THE ROYCE FUNDS

^ ONE OF THE MOST WELL-RESPECTED AND OLDEST SMALL-CAP INVESTMENT MANAGERS WITH A VALUE ORIENTATION -- We are an independent small-cap manager with over 20 years of investment management experience. Based in New York, ROYCE has more than $2 billion in total assets under management -- all focused on small and micro-cap value investing. We offer a full range of small-cap, open-end mutual funds and closed-end funds, providing investors and advisors with a wide variety of small-cap alternatives.

^ DEDICATED PROFESSIONALS WITH A SINGULAR FOCUS -- Over the last 20 years, we have built substantial trading and research relationships in an attempt to provide shareholders with the best possible small-cap portfolios available. Our time-tested investment approach is supported by 12 professionals. Charles M. Royce, Chief Investment Officer, remains the primary portfolio manager.

^ REALISTIC EXPECTATIONS AND CONSISTENT RESULTS -- ROYCE PREMIER, ROYCE TOTAL RETURN and PENNSYLVANIA MUTUAL are consistently ranked among the "lowest risk" small-cap equity funds available. We offer a systematic and disciplined investment approach that avoids style and capitalization drift. All the funds seek to provide above average full market cycle total returns with below average risk.

^ CO-OWNERSHIP OF FUNDS -- We believe it is important for our employees' financial interests to be congruent with our shareholders' financial interests. The Firm's officers and employees currently have more than $30 million invested in the Funds.

              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS

                              =====================

  For General Information,                      Adviser Services
 Additional Report Copies            For Fund Materials, Performance Updates,
   & Prospectus Inquiries               Transactions or Account Inquiries
       (800) 221-4268                       (800) 59-ROYCE (597-6923)

    Shareholder Services                   Automated Telephone Services
       (800) 841-1180                       (800) 78-ROYCE (787-6923)

   E-mail: funds@roycenet.com             Web address: www.roycefunds.com



The Royce Funds        1414 Avenue of the Americas           New York, NY 10019



     This report must be accompanied by or preceded by a current prospectus of each of the Funds.

    Please read the prospectus carefully before investing or sending money.